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                                                                    EXHIBIT 10.7

                                   AMENDMENT
                                      TO
                                 WAIVER NO. 1
                                 ------------

    This Amendment, made as of May 12, 1999 (this "Amendment"), to Waiver No. 1 is by and between Nitinol Medical Technologies, Inc. (the "Company") and
Whitney Subordinated Debt Fund, L.P. (the "Purchaser"). Capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             W I T N E S S E T H:
                             --------------------

    WHEREAS, the Company and the Purchaser are parties to the Subordinated Note and Common Stock Purchase Agreement, dated as of July 8, 1998, as amended by Amendment No. 1, dated April 14, 1999, by and among the Company, the Purchaser, and, for certain purposes, J.H. Whitney & Co. (the "Purchase Agreement"), regarding the Company's $20,000,000 subordinated notes due September 30, 2003;

    WHEREAS, pursuant to Waiver No. 1, made as of April 14, 1999, by and among the Company and the Purchaser ("Waiver No. 1"), the Purchaser waived compliance with certain covenants contained in the Purchase Agreement for the fiscal quarter ended March 31, 1999;

    WHEREAS, by memorandum, dated May 7, 1999, addressed to Jeff Thompson of J.H. Whitney & Co., the Company has requested the Purchaser to amend Waiver No. 1 in order to include a waiver of the total leverage covenant contained in the Purchase Agreement for the fiscal quarter ended March 31, 1999.

    NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Waiver No. 1 is hereby amended by replacing the reference to "Section 9.8(e)" appearing in paragraph 1 thereof with a reference to "Sections 9.8(b) and 9.8(e)."

    2. This Amendment may be signed in counterparts, and by the various parties on separate counterparts. Each set of counterparts which contains the signature of each of the parties shall constitute a single instrument with the same effect as if the signature thereto were upon the same instrument. The parties hereto agree that each party shall accept facsimile signatures as legally sufficient, binding and admissible evidence of the execution of this Amendment.

    3. Except as expressly modified by this Amendment, all of the terms and provisions of Waiver No. 1 shall continue in full force and effect and all parties hereto shall be entitled to the benefits thereof.

    4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws of such state.

    IN WITNESS WHEREAS, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers as of the date first written above.

                                         NITINOL MEDICAL TECHNOLOGIES, INC.


                                         By:  /s/ Thomas M. Tully
                                            ----------------------------------
                                            Name: Thomas M. Tully
                                            Title: Chief Executive Officer

                                         WHITNEY SUBORDINATED DEBT FUND, L.P.


                                         By:  /s/ James H. Fordyce
                                            ----------------------------------
                                            Name: James H. Fordyce
                                            A General Partner